NOTICE OF INCREASE OF AGGREGATE MAXIMUM REVOLVER AMOUNT

August 17, 2004

Wachovia Bank, National Association
1001 Fannin, Suite 2255
Houston, Texas 77002
Attention:   Russell Clingman

      Reference is made to that certain Revolving Credit and Term Loan Agreement dated as of July 16, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement“; terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined), among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Borrower“), the Guarantors named therein, the Lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

       The Borrower hereby gives you notice that:

        (a)        each of the Revolver Lenders (each, an “Increasing Revolver Lender,“ and collectively, the “Increasing Revolver Lenders“) has agreed with the Borrower to increase its Revolver Commitment under the Credit Agreement;

        (b)        upon the increase of the Revolver Commitments of the Increasing Revolver Lenders, the Maximum Aggregate Revolver Amount shall be $75,000,000;

        (c)        the proposed Increase Effective Date is August 17, 2004; and

        (d)        set forth on Exhibit A hereto is a revised Annex I to the Credit Agreement, which sets forth the amount of the respective Commitments of all Lenders (including the Increasing Revolver Lenders) immediately after the increase in the Aggregate Maximum Revolver Amount on the Increase Effective Date.

       The Borrower represents and warrants that (i) no Default or Event of Default exists or will result from the increase in the Aggregate Maximum Revolver Amount, (ii) it has executed and delivered the documentation contemplated by Section 2.11(e) of the Credit Agreement, and (iii) all conditions precedent to the increase of the Aggregate Maximum Revolver Amount set forth in Sections 2.11 and 6.03 of the Credit Agreement have been satisfied.

Remainder of Page Intentionally Blank;
Signature Page to Follow.

Very truly yours,

ATLAS PIPELINE PARTNERS, L.P.,
a Delaware limited partnership

By: Atlas Pipeline Partners GP, LLC,
its general partner

By: /s/ Frank P. Carolas
Name: Frank P. Carolas
Title: Vice President

Signature Page to
Notice of Increase of Aggregate Maximum Revolver Amount

        Each of the undersigned Guarantors ratifies and affirms its Guaranty and consents to the increase in the Aggregate Maximum Revolver Amount to $75,000,000 on the Increase Effective Date.

ATLAS PIPELINE NEW YORK, LLC,
a Pennsylvania limited liability company

By: Atlas Pipeline Operating Partnership, L.P.,
a Delaware limited partnership
and its sole member

By: Atlas Pipeline Partners GP, LLC
a Delaware limited liability company
and its sole general partner

By: /s/ Frank P. Carolas
Name: Frank P. Carolas
Title: Vice President

ATLAS PIPELINE OHIO, LLC,
a Pennsylvania limited liability company

By: Atlas Pipeline Operating Partnership, L.P.,
a Delaware limited partnership
and its sole member

By: Atlas Pipeline Partners GP, LLC
a Delaware limited liability company
and its sole general partner

By: /s/ Frank P. Carolas
Name: Frank P. Carolas
Title: Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

ATLAS PIPELINE PENNSYLVANIA, LLC,
a Pennsylvania limited liability company

By: Atlas Pipeline Operating Partnership, L.P.,
a Delaware limited partnership
and its sole member

By: Atlas Pipeline Partners GP, LLC
a Delaware limited liability company
and its sole general partner

By: /s/ Frank P. Carolas
Name: Frank P. Carolas
Title: Vice President

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: Atlas Pipeline Partners GP, LLC
a Delaware limited liability company
and its sole general partner

By: /s/ Frank P. Carolas
Name: Frank P. Carolas
Title: Vice President

SPECTRUM FIELD SERVICES LLC,
a Delaware limited liability company

By: Atlas Pipeline Operating Partnership, L.P.,
a Delaware limited partnership
and its sole member

By: Atlas Pipeline Partners GP, LLC
a Delaware limited liability company
and its sole general partner

By: /s/ Frank P. Carolas
Name: Frank P. Carolas
Title: Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

Acknowledged and Agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and an Increasing Lender

By: /s/ Russell T. Clingman
Name: Russell T. Clingman
Title: Director

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

KEYBANK NATIONAL ASSOCIATION,
as an Increasing Lender

By: /s/ Keven D. Smith
Name: Keven D. Smith
Title: Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

BANK OF OKLAHOMA N.A.,
as an Increasing Lender

By: /s/ Lindsay Sherrer
Name: Lindsay Sherrer
Title: AVP

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

WELLS FARGO BANK, N.A.,
as an Increasing Lender

By: /s/ Lester J.N. Keliher
Name: Lester J.N. Keliher
Title: Senior Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

FLEET NATIONAL BANK,
as an Increasing Lender

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Director

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

FORTIS CAPITAL CORP.,
as an Increasing Lender

By: /s/ Darrell W. Holley
Name: Darrell W. Holley
Title: Managing Director

By: /s/ David Montgomery
Name: David Montgomery
Title: Senior Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

GUARANTY BANK,
as an Increasing Lender

By: /s/ Jim R. Hamilton
Name: Jim R. Hamilton
Title: Senior Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

BANK OF SCOTLAND,
as an Increasing Lender

By: /s/ Karen Workman
Name: Karen Workman
Title: Assistant Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

COMERICA BANK,
as an Increasing Lender

By: /s/ Huma Vadgama
Name: Huma Vadgama
Title: Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

WESTLB AG, NEW YORK BRANCH,
as an Increasing Lender

By: /s/ Walter T. Duffy III
Name: Walter T. Duffy III
Title: Director

By: /s/ Jeffrey S. Davidson
Name: Jeffrey S. Davidson
Title: Associate Director

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

COMPASS BANK,
as an Increasing Lender

By: /s/ Dorothy Marchand
Name: Dorothy Marchand
Title: Senior Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

UFJ BANK LIMITED, NEW YORK BRANCH,
as an Increasing Lender

By: /s/ C. Lawrence Murphy
Name: C. Lawrence Murphy
Title: Senior Vice President

Signature Page to Notice of Increase of Aggregate Maximum Revolver Amount

EXHIBIT A

MASIMUM REVOLVER AMOUNTS AND MAXIMUM TERM LOAN AMOUNTS

Name of Lender	Maximum Revolver Amount	Maximum Term Loan Amount

Wachovia Bank, National Association	$7,638,888	$6,111,112

KeyBank National Association	$7,638,888	$6,111,112

Bank of Oklahoma N.A.	$6,944,444	$5,555,556

Wells Fargo Bank, N.A.	$6,944,444	$5,555,556

Fleet National Bank	$6,944,444	$5,555,556

Fortis Capital Corp.	$5,555,556	$4,444,444

Guaranty Bank	$5,555,556	$4,444,444

Bank of Scotland	$5,555,556	$4,444,444

Comerica Bank	$5,555,556	$4,444,444

WestLB AG, New York Branch	$5,555,556	$4,444,444

Compass Bank	$5,555,556	$4,444,444

UFJ Bank Limited, New York Branch	$5,555,556	$4,444,444

TOTAL	$75,000,000	$60,000,000